UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-37386	32-0434238
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 45th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 798-6100

NOT APPLICABLE
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common shares, $0.01 par value per share	FTAI	The Nasdaq Global Select Market
8.25% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares	FTAIP	The Nasdaq Global Select Market
8.00% Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares	FTAIO	The Nasdaq Global Select Market
8.25% Fixed-Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares	FTAIN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported, on August 1, 2022, Fortress Transportation and Infrastructure Investors LLC (“FTAI”  or “Company”) completed the separation (the “Separation”) of FTAI Infrastructure Inc. (“FTAI Infrastructure”) from the Company in accordance with the Separation and Distribution Agreement, dated as of August 1, 2022, between the Company and FTAI Infrastructure. Concurrently with the Separation, FTAI distributed all of the issued and outstanding shares of common stock of FTAI Infrastructure then owned by the Company to the holders of record of shares of FTAI as of 5:00 p.m., New York City time, on July 21, 2022, the record date for the distribution, on a pro rata basis.

This Amendment No. 1 to Form 8-K amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 1, 2022 (the “Original Form 8-K”). The Original Form 8-K did not include the unaudited pro forma financial information of the Company reflecting the performance of the Company’s businesses after giving effect to the Separation. This Amendment No. 1 to the Original Form 8-K is being filed to, among other matters, include such pro forma financial information as required under Item 9.01(b) of Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits.

(b) The unaudited pro forma financial information of the Company, reflecting the performance of the Company’s business after giving effect to the Separation, consisting of the unaudited pro forma consolidated statements of operations for the six months ended June 30, 2022 and for the fiscal years ended December 31, 2021, December 31, 2020, and December 31, 2019 and the unaudited pro forma consolidated balance sheet as of June 30, 2022, is filed as Exhibit 99.1 to this report and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
99.1	Unaudited pro forma consolidated financial statements of FTAI.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2022

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

/s/ Joseph P. Adams, Jr.
Joseph P. Adams, Jr.
Chief Executive Officer